Benefit Plans - Summary of The Components Of Net Periodic Benefit Cost (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Defined Benefit Plan, Net Periodic Benefit Cost (Credit) [Abstract]
Service cost	$ 143	$ 159	$ 142
Interest cost	152	190	231
Expected return on plan assets	(240)	(255)	(232)
Amortization of net loss	25	0	0
Net periodic benefit cost	$ 80	$ 94	$ 141